UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 7, 2003


                            NEXTMEDIA OPERATING, INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                   333-84416                     84-154397
(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)


6312 S. FIDDLERS GREEN CIRCLE, SUITE 360E
GREENWOOD VILLAGE COLORADO                                  80111
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(Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (303) 694-9118



                                 Not Applicable.
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          (Former name or former address, if changed since last report)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits

          Exhibit 99.1 -   Press Release of NextMedia Operating, Inc. dated
                           August 7, 2003.



ITEM 12.  REGULATION FD DISCLOSURE.

          On August 7, 2003, the company issued a press release announcing its earnings for the quarter ended June 30, 2003. A copy of that release is furnished as Exhibit 99.1 to this report.













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
                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            NEXTMEDIA OPERATING, INC.

Date: August 6, 2003                        By: /s/ Sean R. Stover
                                                -------------------------------
                                            Name: Sean R. Stover
                                            Title: Senior Vice President and
                                                   Chief Financial Officer


















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
                                  EXHIBIT INDEX


 EXHIBIT NO.                                   DESCRIPTION
 -----------                                   -----------

Exhibit 99.1               Press Release of NextMedia Operating, Inc. dated
                           August 7, 2003


























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